CERTIFICATION PURSUANT TO SECTION 906

OF

THE SARBANES OXLEY ACT

The undersigned hereby certifies, to the best of his knowledge, that:

1. The Form N-CSR of BARON INVESTMENT FUNDS TRUST (the “Issuer”) and its separate series for the period ended March 31, 2010 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

By:	/s/ Ronald Baron	Date: May 24, 2010
Ronald Baron
Chief Executive Officer

CERTIFICATION PURSUANT TO SECTION 906

OF

THE SARBANES OXLEY ACT

The undersigned hereby certifies, to the best of her knowledge, that:

1. The Form N-CSR of BARON INVESTMENT FUNDS TRUST (the “Issuer”) and its separate series for the period ended March 31, 2010 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

By:	/s/ Peggy Wong	Date: May 24, 2010
Peggy Wong
Treasurer and Chief Financial Officer